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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 2

                           Dated as of April 14, 2004

                                       to

                         RECEIVABLES PURCHASE AGREEMENT

                          Dated as of January 27, 2000

                  THIS AMENDMENT NO. 2, dated as of April 14, 2004 (this "Amendment"), is entered into by and among AGCO FUNDING CORPORATION, as seller (the "Seller"), AGCO CORPORATION ("AGCO"), as servicer (in such capacity, the "Servicer"), NIEUW AMSTERDAM RECEIVABLES CORPORATION ("Nieuw Amsterdam"), GOTHAM FUNDING CORPORATION ("Gotham"), as a Committed Purchaser, BANK OF TOKYO-MITSUBISHI TRUST COMPANY ("BTMT"), as an Administrator, and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH ("Rabobank International"), as a Committed Purchaser, as an Administrator and as the Agent.

                             PRELIMINARY STATEMENTS

                  A. The Seller, the Servicer, Nieuw Amsterdam, Gotham, BTMT and Rabobank International (as a Committed Purchaser, as an Administrator and as the Agent) are parties to that certain Receivables Purchase Agreement, dated as of January 27, 2000 (as amended prior to the date hereof, the "Receivables Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.

                  B. The parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1. Amendments. Subject to the
satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Purchase Agreement is hereby amended as follows:

                  1.01. The definition "Credit Enhancement" in Section 1.01 is hereby amended to read in its entirety as follows:

                           "Credit Enhancement" means, as of any date of
                  determination, the product of (a) the Net Eligible Receivables Balance, times (b) the greater of (i) the Dynamic Reserve Percentage and (ii) the percentage set forth

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below opposite the long-term senior unsecured debt rating of AGCO as of such date (determined based on the lower of the ratings assigned by Moody' or S&P).

            Moody's                           S&P               Percentage
-------------------------------      ---------------------      ----------
         Ba3 or higher                   BB- or higher              14%
               B1                              B+                   17%
               B2                              B                    25%
B3 or lower or rating withdrawn      B- or lower or rating          35%
                                           withdrawn

                  Notwithstanding anything contained herein to the contrary, if the average of the Payment Rates for the six most recently ended calendar months shall be less than 10.5% and the long-term senior unsecured debt rating of AGCO as of such date (determined based on the lower of the ratings assigned by Moody' or S&P) is Ba3 or higher by Moody's and BB- or higher by S&P, the percentage determined by clause (ii) above shall be deemed to be 15%.

                  1.02. Paragraphs (k) and (l) of the definition "Eligible Receivable" in Section 1.01 are hereby amended to read in their entirety as follows:

                           (k) such Dealer Receivable is required to be paid in
                  full within twenty-four (24) months of the date such Dealer Receivable arises,

                           (l) the Dealer Agreement under which such Dealer
                  Receivable arises provides for interest to accrue on the Outstanding Balance of such Dealer Receivables prior to its final due date at a rate per annum equal to or greater than the rate of interest published in the New York edition of The Wall Street Journal as the prime rate (or, if such rate is not so published, the rate of interest publicly announced by the Agent as its prime or reference rate) plus 2%; provided, that Dealer Receivables which satisfy all criteria in this definition other than this paragraph (l) may be treated as Eligible Receivables hereunder so long as the aggregate outstanding Balance of such Dealer Receivables does not exceed 20% of the aggregate Outstanding Balance of all Dealer Receivables;

                  1.03. The definition "Eligible Receivable" is hereby amended by deleting the word "and" at the end of paragraph (r), relettering paragraph
(s) as paragraph (t) and inserting a new paragraph (s) as follows:

                           (s) the Obligor of such Receivable does not have
                  Defaulted Receivables that in the aggregate exceed 35% of the Outstanding Balance of all Receivables due from such Obligor, and

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                  1.04. The definition "Maximum Program Amount" is hereby
amended to read in its entirety as follows:

                           "Maximum Program Amount" means $280,000,000.

                  1.05. The definition "Termination Date" in Section 1.01 is hereby amended by deleting the date "January 27, 2005" contained therein and substituting in replacement thereof the date "April 8, 2009".

                  1.06. Section 6.02 is hereby amended by inserting "; and" immediately after the words "Section 8.05" contained therein.

                  1.07. Clause (ii) of the first sentence of Section 8.05 is hereby amended by inserting the words "if the long-term senior unsecured debt rating of AGCO is lower than Ba3 or withdrawn by Moody's or lower than BB- or withdrawn by S&P," immediately prior to the words "on Tuesday" contained therein.

                  1.08. Paragraph (g) of Section 8.07 is hereby amended in its entirety to read as follows:

                           (g) [Intentionally Omitted];

                  1.09. Paragraph (h) of Section 9.01 is hereby amended by deleting the percentage "4.0%" in clause (x) thereof and substituting in replacement thereof the percentage "5.0%".

                  SECTION 2. Condition Precedent. This Amendment shall become effective as of the date (the "Effective Date") on which (i) the Agent and the Administrators shall have received a copy of this Amendment duly executed by each of the parties hereto and (ii) payment has been made of all fees required to be paid pursuant to any fee letters entered into in connection with the transactions contemplated by this Amendment.

                  SECTION 3. Covenants, Representations and Warranties of the Seller.

                  3.01. Upon the effectiveness of this Amendment, (i) each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement, as further amended by this Amendment, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date and (ii) AGCO hereby reaffirms all covenants, representations and warranties made by it in the Originator Sale Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.

                  3.02. Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws

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relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Early Amortization Event or which, with the giving of notice of the lapse of time, or both, would constitute an Early Amortization Event.

                  SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.

                  4.01. Upon the effectiveness of this Amendment, (i) the Commitment of Gotham under the Receivables Purchase Agreement will be equal to $140,000,000 and (ii) the Commitment of Rabobank International under the Receivables Purchase Agreement will be equal to $140,000,000. The parties hereto agree that the signature pages to the Receivables Purchase Agreement will be deemed amended to reflect the arrangement described in this Section 4.01.

                  4.02. Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

                  4.03. Except as specifically amended hereby, the Receivables Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.04. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser, any Administrator or the Agent under the Receivables Purchase Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  SECTION 5. Costs and Expenses. The Seller shall pay to the Agent, each Administrator and each Purchaser on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Amendment, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, (i) rating agency fees incurred by any Administrator or any Conduit Purchaser in connection with the transactions contemplated hereby, and (ii) reasonable fees and out-of-pocket expenses of legal counsel for the Agent, each Administrator and each Purchaser with respect thereto.

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                  SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile shall be deemed as effective as delivery of an original executed signature page hereto.

                  SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                        AGCO FUNDING CORPORATION

                                        By: -s- David K Williams
                                            -------------------------------
                                            Name: DAVID K WILLIAMS
                                            Title: VP-TREASURER

                                        AGCO CORPORATION

                                        By: -s- David K Williams
                                            -------------------------------
                                            Name: DAVID K WILLIAMS
                                            Title: VP-TREASURER

                                        BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY, as an Administrator

                                        By: -s- Masaru Kuroda
                                            -------------------------------
                                            Name: Masaru Kuroda
                                            Title: Authorized Signatory

                                        GOTHAM FUNDING CORPORATION, as a Conduit
                                          Purchaser and as a Committed Purchaser

                                        By: -s- Dimitris Spiliakos
                                            -------------------------------
                                            Name: Dimitris Spiliakos
                                            Title: Secretary

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENLEENBANK B.A., "RABOBANK
                                          INTERNATIONAL", NEW YORK BRANCH,
                                          as a Committed Purchaser, as an
                                          Administrator and as the Agent

                                        By: -s- James Han
                                            --------------------------------
                                            Name: James Han
                                            Title: Vice President

                                        By: -s- Brett Delfino
                                           ---------------------------------
                                           Name: Brett Delfino
                                           Title: Executive Director

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                                        NIEUW AMSTERDAM RECEIVABLES
                                           CORPORATION, as a Conduit Purchaser

                                        By: -s- Tony Wong
                                           ---------------------------------
                                           Name: Tony Wong
                                           Title: Vice President

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